SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

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PIMCO EQUITY SERIES VIT

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PIMCO EQUITY SERIES VIT

PIMCO StocksPLUS® Global Portfolio

650 Newport Center Drive

Newport Beach, California 92660

March 18, 2019

Dear Variable Contract Owner:

On behalf of the Board of Trustees of PIMCO Equity Series VIT (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of PIMCO StocksPLUS® Global Portfolio, the series of the Trust (the “Portfolio”), to be held at the Newport Beach Marriott Hotel & Spa, Sunset Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 22, 2019 at 9:00 a.m., Pacific time.

Shares of the Portfolio are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). At the Meeting, Variable Contract Owners of the Trust will be asked to vote on the election of four Trustees to the Board of Trustees of the Trust.

Your vote is important. After reviewing the proposal, the Board of Trustees unanimously recommends that you vote “FOR” the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many votes you hold, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the Proxy Statement, please call (877) 478-5042.

Thank you in advance for your participation in this important event.

Sincerely,

Peter G. Strelow
Chairman of the Board

PIMCO EQUITY SERIES VIT

PIMCO StocksPLUS® Global Portfolio

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 22, 2019

Dear Variable Contract Owner:

Notice is hereby given that a special meeting of shareholders of PIMCO StocksPLUS® Global Portfolio, the series of the Trust (the “Portfolio”), will be held at the Newport Beach Marriott Hotel & Spa, Sunset Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 22, 2019 at 9:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon a proposal to elect four Trustees to the Board of Trustees and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shares of the Portfolio are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). After careful consideration, the Trustees of the Trust unanimously approved the proposal and recommended that Variable Contract Owners vote “FOR” the proposal.

The matters referenced above are discussed in detail in the Proxy Statement attached to this notice. The Board of Trustees has fixed the close of business on February 26, 2019 as the record date for determining Variable Contract Owners entitled to notice of and to vote at the Meeting. Each share of the Portfolio is entitled to one vote with respect to the proposal, with fractional votes for fractional shares.

Variable Contract Owners may attend the Meeting in person. Any Variable Contract Owner who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact AST Fund Solutions, LLC, at (877) 478-5042 Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 22, 2019. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the internet at www.proxyonline.com/docs/PIMCOEquitySeries. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By Order of the Board of Trustees

Ryan G. Leshaw, Secretary
March 18, 2019

PIMCO EQUITY SERIES VIT

PIMCO StocksPLUS® Global Portfolio

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(877) 478-5042

For account information call:

(800) 927-4648

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 22, 2019

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Equity Series VIT (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of PIMCO StocksPLUS® Global Portfolio, the series of the Trust (the “Portfolio”) (the “Meeting”). The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Sunset Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 22, 2019 at 9:00 a.m., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders on or about March 18, 2019.

The purpose of the Meeting is to consider and act upon a proposal to elect four Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shares of the Portfolio are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (each, an “Insurance Company” and collectively, the “Insurance Companies”). The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from owners of variable annuity contracts and variable life

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insurance policies (“Variable Contract Owners”). The Trust is soliciting votes from Variable Contract Owners in connection with the Proposal. As such and for ease of reference, throughout this Proxy Statement, Variable Contract Owners may be referred to as “shareholders” of the Trust.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC, the Portfolio’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Portfolio’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. Because Shares are held through a variable annuity contract or variable life insurance policy, please consult with your participating Insurance Company regarding your ability to revoke voting instructions after such instructions have been provided.

Variable Contract Owners, who have a voting interest in the Separate Accounts holding shares of the Portfolio, can attend the Meeting and any adjournment or postponement thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on February 26, 2019 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name. Shares of the Portfolio, which are held by the Separate Accounts, will be voted in accordance with the instructions received from the Variable Contract Owners. The total number of Shares outstanding as of the Record Date for the Portfolio and for each class of the Portfolio is set forth in Exhibit A. Please see Exhibit B for more information regarding the beneficial ownership of Shares.

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As you hold Shares through a variable annuity contract or a variable life insurance contract, if you do not vote your Shares or do not give specific voting instructions for your Shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Insurance Company specific instructions as to how you want your Shares to be voted.

Shareholders can find important information about the Portfolio in the annual report to shareholders, dated December 31, 2018, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Trust at the above address, by calling the appropriate telephone number above or online at http://pvit.pimco-funds.com.

PROPOSAL: ELECTION OF FOUR TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this Proposal is to elect four nominees to the Board of Trustees. The election of these four nominees will allow for the combined oversight of the Portfolio with PIMCO’s broader open-end and exchange-traded fund complex (the “PIMCO Fixed Income Funds”) under a single Board of Trustees.

The Trustees of the Portfolio, together with the Trustees of the PIMCO Fixed Income Funds, have been considering ways to structure oversight in a manner that ensures shareholders will continue to be well served by Trustees in the years ahead. As a result of its considerations, the Board of Trustees of the Trust — with the support of PIMCO — have made a decision to combine oversight of the Portfolio with the PIMCO Fixed Income Funds under a combined Board. The combined Board will oversee nearly all of the open-end funds and exchange-traded funds advised by PIMCO (151 funds with approximate assets of over $451.8 billion as of December 31, 2018 (including fund-of-fund assets)). Unifying oversight under a combined Board will allow for the realization of greater efficiencies in the oversight and the combined Board will include Trustees with significant experience overseeing a broad range of PIMCO funds.

The Portfolio will begin to operate under the combined Board immediately after the last election is held to elect Trustees in connection with this Proposal. The Trustees fully expect that the strong governance culture of the Portfolio and protection of the interests of Portfolio shareholders will continue under the combined Board.

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Of the four nominees, one nominee currently serves as a Trustee of the Trust and three nominees do not. The nominees for election to the Board of Trustees are George E. Borst, Kym M. Hubbard, Gary F. Kennedy and Peter G. Strelow. Messrs. Borst and Kennedy as well as Ms. Hubbard are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). The other Trustees of the Trust — Jennifer Holden Dunbar, Brent R. Harris, Peter B. McCarthy and Ronald C. Parker — will continue to serve as Trustees.

Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Mr. Strelow, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

At the Meeting, the nominees are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the Shares covered thereby for the election of the four nominees named above, unless the proxy contains contrary instructions.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

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Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, California 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Peter G. Strelow (1970)	Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	153	Chairman and Trustee, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

[1]	Mr. Strelow is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	153	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, MarineMax Inc.

Kym M. Hubbard (1957)	N/A	N/A	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	153	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

†	Trustees serve for a term of indefinite duration and until their successors are duly elected and qualified.
*	The information for the individuals listed is as of February 15, 2019.
**

The term “Fund Complex” as used herein includes the Portfolio and each series of PIMCO Funds, PIMCO Equity Series, PIMCO Variable Insurance Trust and PIMCO ETF Trust. The nominees have also been nominated to the Board of Trustees of PIMCO Equity Series.

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Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Strelow’s position as a Managing Director and Co-Chief Operating Officer of PIMCO, his former position as Chief Administrative Officer of PIMCO, as well as his role as President of the Trust, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds, give him valuable experience with the day-to-day management of the Trust as well as other funds within the Fund Complex, enabling him to provide essential management input to the Board.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of that automotive corporation. He also served as the chief executive officer of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation. He also has gained relevant experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since April 2015.

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Ms. Hubbard has prior financial, operations and management experience as the global head of investments, chief investment officer and treasurer of a large accounting firm. She currently serves on the board of directors of a public company. She also has gained relevant experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since February 2017.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the airline company’s corporate real estate and legal departments. He also has gained relevant experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since April 2015.

Trustee and Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of Shares beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of December 31, 2018.

	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Nominee
Peter G. Strelow	None	Over $100,000

Independent Trustee Nominee
George E. Borst	None	Over $100,000
Kym M. Hubbard	None	Over $100,000
Gary F. Kennedy	None	Over $100,000

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The following table sets forth information describing the dollar range of Shares beneficially owned by each Trustee, except for Mr. Strelow whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of December 31, 2018.

	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustee
Brent R. Harris	None	Over $100,000

Independent Trustees
Jennifer Holden Dunbar	None	Over $100,000
Peter B. McCarthy	None	Over $100,000
Ronald C. Parker	None	Over $100,000

As of December 31, 2018, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding Shares of each class of the Portfolio.

Compensation Tables

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended December 31, 2018, and the aggregate compensation paid by the Fund Complex for the fiscal year ended December 31, 2018:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustee[3]
Brent R. Harris	N/A	N/A	N/A	N/A
Peter G. Strelow	N/A	N/A	N/A	N/A

Independent Trustees
Jennifer Holden Dunbar	$21,250	N/A	N/A	$457,900
Peter B. McCarthy	$23,900	N/A	N/A	$480,300
Ronald C. Parker	$20,500	N/A	N/A	$510,400

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During the Trust’s fiscal year ending December 31, 2018, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, received an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person, $250 for each Valuation Oversight Committee meeting attended, $250 ($375 in the case of the Audit Committee chair with respect to Audit Committee meetings) for each other committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair received an additional annual retainer of $2,400, the Valuation Oversight Committee lead receives an additional annual retainer of $500, and each other committee chair received an additional annual retainer of $250.

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During the one-year period ending December 31, 2018, each Trustee also served as Trustee of PIMCO Funds, a registered open-end management investment company, as Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company and as Trustee of PIMCO ETF Trust, a registered open-end management investment company and as Trustee of PIMCO Equity Series, a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $152,300, plus $15,750 for each Board of Trustees meeting attended in person, $775 ($2,025 in the case of the Audit Committee chair with respect to Audit Committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $18,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750, and each other committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $36,850, plus $3,800 for each Board of Trustees meeting attended in person, $775 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $6,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $4,250, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $2,125, and each other committee

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chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $36,850, plus $3,800 for each Board of Trustees meeting attended in person, $775 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $1,500, the Valuation Oversight Committee co-leads together receive an additional retainer of $4,250, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $2,125, and each other committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

For their services to PIMCO Equity Series, Ms. Dunbar and Messrs. McCarthy and Parker each received an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the Audit Committee chair with respect to Audit Committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $9,000, the Governance Committee chair receives an additional annual retainer of $750 and the Valuation Oversight Committee lead receives an additional retainer of $1,000.

[3]	Messrs. Harris and Strelow are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Equity Series VIT c/o Fund Administration, 650 Newport Center Drive, Newport Beach, California 92660. When writing to the Board, shareholders should identify themselves, the firm through which they purchased the Portfolio, the share class they own (if applicable), and the number of Shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication

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to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Portfolio or is otherwise routine or ministerial in nature.

These procedures shall not apply to any communication from an officer or Trustee of the Portfolio or any communication from an employee or agent of the Portfolio, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the Portfolio, as the full Board’s representative to attend meetings of the Portfolio’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended December 31, 2018, there were four regular meetings of the Board.

Mr. Strelow, a Managing Director and Co-Chief Operating Officer of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established four standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee, an Investment Performance Committee and a Governance Committee. The scope of each committee’s responsibilities is discussed in greater detail below. The Board does not currently have a lead Independent Trustee; however, the Chairs of the Committees, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board meetings and, with management, are involved in the preparation of agendas for Board and committee meetings. Once oversight is unified under a combined Board, it is expected that Mr. Parker will serve as the Board’s Lead Independent Trustee. The Board believes that, as Chairman, Mr. Strelow provides skilled executive leadership to the Trust.

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Further, the Board believes that an interested Chairman performs an essential liaison function between the Trust and PIMCO, its investment adviser and administrator. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the committees; the number of portfolios that comprise the Trust and other trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Portfolio, the Trust and the Fund Complex; and the management, distribution and other service arrangements of the Portfolio, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board of Trustees has a standing Audit Committee that consists of all of the Independent Trustees (Ms. Dunbar and Messrs. McCarthy (Chair) and Parker). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and

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non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2018, there were four meetings of the Audit Committee.

Valuation Oversight Committee. The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of the Portfolio’s portfolio securities and other assets on behalf of the Board in accordance with the Portfolio’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of the Portfolio’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Ms. Dunbar (co-Lead) and Messrs. Harris, McCarthy (co-Lead) and Parker. During the fiscal year ended December 31, 2018, there were four meetings of the Valuation Oversight Committee.

Investment Performance Committee. The Board of Trustees has recently established an Investment Performance Committee. The Investment Performance Committee meets periodically to review and assess the Portfolio’s investment performance. The Performance Committee also meets with and receives periodic reports from the Portfolio’s investment adviser, sub-adviser and/or portfolio implementer, as applicable, regarding the Portfolio’s investment objectives and strategies and the investment adviser’s (sub-adviser’s and/or portfolio implementer’s, as applicable) views and assessment as to the factors and conditions contributing to the Portfolio’s performance and outlook and strategies for future periods. The Investment Performance Committee was established in February 2019 and did not have any meetings during the Portfolio’s fiscal year ended December 31, 2018.

Governance Committee. The Board of Trustees also has a Governance Committee, which is responsible, among other things, for the promotion of sound governance practices and for the selection and nomination of candidates to serve as Trustees of the Trust. Only Independent Trustees may serve as members of the Governance Committee, and the Governance Committee currently consists of Ms. Dunbar (Chair) and Messrs. McCarthy and Parker. Prior to November 7,

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2018, the Governance Committee comprised all of the Trustees, but only members of the Committee who were Independent Trustees voted on the nomination of Independent Trustee candidates. The Governance Committee has established a policy whereby the Chairman of the Board will serve for a term that is not longer than five years from the date of appointment. Upon a vote of the majority of the Trustees, such Chairman may serve up to two additional consecutive five-year terms.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Portfolio’s investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolio (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolio.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees; and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which any shareholder submitting a proposed Trustee candidate (a “Nominating Shareholder”) has submitted himself or herself as the proposed Trustee candidate.

Any Nominating Shareholder must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net

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asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Portfolio by the deadline for submission of any shareholder proposals which would be included in the Portfolio’s proxy statement for the next special meeting of shareholders of the Portfolio.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such Shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the 1934 Act, had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Portfolio, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Portfolio’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended December 31, 2018, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

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Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

VOTING AND OTHER INFORMATION

Quorum and Voting Requirements

The holders of one-third of the outstanding Shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When a quorum is present at any meeting, a majority of the outstanding Shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions will be treated as Shares that are present.

Insurance Companies will vote Shares held by their Separate Accounts in accordance with the instructions received from the Variable Contract Owners. An Insurance Company also will vote Shares held in the Separate Account for which it has not received timely instructions in the same proportion as it votes Shares held by that Separate Account for which it has received instructions. An Insurance Company whose Separate Account invests in the Portfolio will vote Shares by its general account and its subsidiaries in the same proportion as other votes cast by its Separate Account in the aggregate. As a result, the Trust does not anticipate receiving any broker non-votes on the Proposal, and there exists a possibility that a small number of Variable Contract Owners could determine the outcome of the vote if other Variable Contract Owners fail to vote.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN will have no effect.

Adjournment

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented

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at the meeting, either in person or by proxy. Any adjourned session of a meeting of shareholders may be held within a reasonable time without further notice. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining AST Fund Solutions, LLC, which are estimated to be approximately $2,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about March 18, 2019. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to

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allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust, other than Mr. Strelow, are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Portfolio’s Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

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Notice to Insurance Companies

Please advise the Trust, in care of PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, whether other persons are beneficial owners of Shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the Variable Contract Owners of the respective Shares.

By Order of the Board of Trustees

Ryan G. Leshaw, Secretary
March 18, 2019

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Equity Series VIT Annual Report for the fiscal year ended December 31, 2018 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (800) 927-4648 or visiting http://pvit.pimco-funds.com.

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EXHIBIT A

As of the Record Date, the total number of Shares outstanding for the Portfolio and for each class of the Portfolio is set forth in the table below:

Portfolio Name	Class	Shares Outstanding	Total Shares Outstanding for the Portfolio
PIMCO StocksPLUS® Global Portfolio	ADVISOR	28,651,425.339	33,241,837.806
	INST	4,590,412.467

A-1

EXHIBIT B

As of December 31, 2018 the following persons owned of record or beneficially 5% or more of the Shares of a class of the Portfolio.

Portfolio Name	Class	Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO StocksPLUS® Global Portfolio	INST**	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	4271781.91	*	91.67

PIMCO StocksPLUS® Global Portfolio	INST**	ALLIANZ LIFE OF NEW YORK 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	387911.98		8.32

PIMCO StocksPLUS® Global Portfolio	ADVISOR**	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	26988834.16	*	93.78

*	Entity owned 25% or more of the outstanding Shares of beneficial interest, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

B-1

EXHIBIT C

Governance Committee Charter

PIMCO Equity Series

PIMCO Equity Series VIT

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Equity Series and PIMCO Equity Series VIT (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise the trustees of the Funds who are not “interested persons” of the Funds, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”).1 Trustees who are “interested persons” of the Funds shall be in the normal course invited to attend, and participate in discussions at, meetings of the Committee. The chair of the Committee in his or her discretion may from time to time call executive sessions of the Committee and limit meeting attendees to Committee members and other specified persons.

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its committees and to consider issues regarding Board succession, including the retirement, resignation or removal of trustees, as necessary.

[1]

Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended, to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, given that certain series of PIMCO Equity Series operate as exchange-traded funds, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board. In addition, the Committee shall periodically review the Board’s Statement of Trustee Retirement Policy (“Retirement Policy”), and, at such time as any one independent trustee reaches age 74, the Committee Chair shall in the ordinary course initiate a process to identify, and ultimately nominate for appointment or election, independent trustee candidates to maintain the size and composition of the Board in a manner deemed advisable by the Committee.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund may participate in the process of identifying potential independent trustee candidates and in any related matters, as requested by the independent trustees and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the chairman of the Board. The chairman of the Board shall serve for a term that is not longer than five years from the date of appointment. Upon a vote of the majority of the Trustees, such chairman may serve up to two additional consecutive five-year terms. In the event the chairman of the Board reaches a term limit with respect to one Fund, such limit shall be applied to the Board of each Fund overseen by the Board. This paragraph shall be effective at the conclusion of the February 14, 2019 Board meeting.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee may review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee may consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this charter periodically and recommend any changes to the full Board.

5. In recognition of the significant time commitment and responsibility attendant to serving on the Board of the Funds, and to avoid potential conflicts of interest and potential impediments to a trustee devoting necessary attention to

Fund matters, it is the policy of the Funds that prior to accepting a position as a board member of any other entity (other than a not-for-profit or charitable entity or closely held family company), an independent trustee will formally and fully consult with the Committee, first through a discussion with the chairman of the Committee, regarding the potential board position.

Governance Committee Chairman

1. The Committee shall appoint a chairman of the Committee (“Governance Chair”) by a vote of the majority of the members of the Committee. The Governance Chair is encouraged to understand the subtleties of his/her duties as Governance Chair, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Governance Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Governance Chair may serve one additional consecutive five-year term. Such additional term shall be shortened if a five-year term would extend beyond the Governance Chair’s retirement date contemplated by the Board’s Retirement Policy and consistent with Section 4 below.

3. The Committee shall not appoint or re-appoint any member as Governance Chair if the term of such Chair would commence within the lesser of one year or fewer than four (4) upcoming Board meetings of the member’s retirement date directed by the Retirement Policy.

4. No later than the date of the regular Board meeting occurring immediately preceding the Governance Chair’s final regular Board meeting as contemplated by the Retirement Policy, the Governance Chair shall resign as chairman of the Committee, effective upon conclusion of such penultimate Board meeting. For the avoidance of doubt, a member of the Committee who is required to resign as chairman of the Committee under this Section is not required to resign from the Committee, and may continue to serve on the Committee through his or her final regular Board meeting.

5. The Governance Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Governance Chair recused).

6. For the avoidance of doubt, a member of the Committee who is serving on the Board pursuant to a waiver of the Retirement Policy may not serve as Governance Chair but is not required to resign from the Committee.

History of Approvals and Amendments

Approved: March 30, 2010

Approved: February 28, 2011

Amended and Approved: February 29, 2012 (revisions relating to Appendix A and other non-material changes)

Approved: February 27, 2013

Approved: February 26, 2014

Amended and Approved: November 5, 2014 (revisions related to the Governance Chair position and other changes related to the Committee’s mission, powers and composition)

Amended and Approved: February 25, 2015 (revisions related to Committee composition and other non-substantive changes)

Amended and Approved: February 24, 2016 (clarifying revisions and other non-substantive changes)

Amended and Approved: May 11, 2016 (revisions related to the Governance Chair position)

Amended and Approved: February 15, 2017

Amended and Approved: November 7, 2018

APPENDIX A (Governance Committee Charter)

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the current Trustees and officers of the Trust, except for Mr. Strelow, is set forth below. Information for Mr. Strelow is set forth in the “Proposal” section of the Proxy Statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualified. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	153	Trustee, and prior to February 2019, Chairman, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, StocksPLUS® Management, Inc.

[1]	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Jennifer Holden Dunbar (1963)	Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	153	Trustee, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950)	Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	153	Trustee, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Ronald C. Parker (1951)	Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly, President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Equity Series; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

†	Trustees serve for a term of indefinite duration and until their successors are duly elected and qualified.
*	The information for the individuals listed is as of February 15, 2019.
**	The term “Fund Complex” as used herein includes the Portfolio and each series of PIMCO ETF Trust, PIMCO Equity Series, PIMCO Funds and PIMCO Variable Insurance Trust.

Officers of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO. Senior Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Joshua D. Ratner (1976) Chief Legal Officer	11/2018 to present Vice President — Senior Counsel, Secretary 11/2013 to 11/2018	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds and PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President — Senior Counsel, Secretary	11/2018 to present Assistant Secretary 05/2012 to 11/2018	Senior Vice President and Senior Counsel, PIMCO. Secretary, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980) Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income

Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Portfolio. PwC provides audit services, tax assistance and consultation in connection with review of SEC and Internal Revenue Service filings.

PwC audited the financial statements of the Portfolio for the fiscal year ended December 31, 2018. At a meeting held on February 14, 2019, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of the Portfolio for the fiscal year ending December 31, 2019. PwC has audited the financial statements of the Portfolio for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Portfolio. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Portfolio’s annual financial statements included in the Portfolio’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Portfolio’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Portfolio, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing

E-1

services to the Portfolio (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Portfolio during this period.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)	Aggregate Non- Audit Services Provided to the Portfolio and Service Affiliates
2018	$32,118	$—	$—	$—	$8,437,919
2017	$36,732	$—	$—	$—	$6,271,517

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolio by the Portfolio’s independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolio. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolio’s independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

E-2

PESVIT_PROXY_042219

PIMCO StocksPLUS® Global Portfolio

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE

  CONTRACT OWNER NAME

  AND ADDRESS HERE

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 22, 2019

RE: {INSURANCE COMPANY NAME}

The undersigned hereby instructs the above-mentioned Insurance Company or Qualified Plan (the “Plan”) to vote shares held in a separate account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the special meeting of shareholders (the “Special Meeting”) of the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”), a series of PIMCO Equity Series VIT (the “Trust”), to be held at the Newport Beach Marriott Hotel & Spa, Sunset Room, 900 Newport Center Drive, Newport Beach, California 92660, on April 22, 2019 beginning at 9:00 A.M., Pacific time, and at any adjournment(s) or postponement(s) thereof. The Insurance Company or Plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Insurance Company or Plan will vote shares attributable to your policy/account “FOR” the proposal described on the reverse side (the “Proposal”). With respect to those shares for which no proxy instructions have been received by the Insurance Company or Plan on or before April 22, 2019, the Insurance Company or Plan will vote shares in the same proportion as those shares for which voting instructions have been received.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO StocksPLUS® Global Portfolio

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

By signing and dating above, you instruct the Insurance Company or Plan to vote shares of the Portfolio attributed to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON APRIL 22, 2019. The Proxy Statement is also available at www.proxyonline.com/docs/PIMCOEquitySeries.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) George E. Borst	O	O

	(02) Kym M. Hubbard	O	O

	(03) Gary F. Kennedy	O	O

	(04) Peter G. Strelow	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]